UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 6, 2009
CRM Holdings, Ltd.
(Exact name of registrant as specified in its charter)

Bermuda	001-32705	Not Applicable

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box HM 2062, Hamilton HM HX, Bermuda

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (441) 295-6689
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Financial and Exhibits
On August 6, 2009, CRM Holdings, Ltd. (the Company) issued a news release announcing financial results for the three and six months ended June 30, 2009. A copy of the news release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
In accordance with general instruction B.2 to Form 8-K, the information set forth in this Item 2.02 (including Exhibit 99.1) shall be deemed “furnished” and not “filed” with the Securities and Exchange Commission for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

99.1	News Release of CRM Holdings, Ltd. dated August 6, 2009

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRM Holdings, Ltd. (Registrant)
August 6, 2009

/s/ James J. Scardino
James J. Scardino
Chief Executive Officer

EXHIBIT INDEX

99.1	News Release of CRM Holdings, Ltd. dated August 6, 2009